UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Intermec, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

NEWS RELEASE

INTERMEC COMMENCING MAILING OF DEFINITIVE PROXY MATERIALS Special Meeting of Stockholders to Vote On Proposed Merger With Honeywell

Scheduled for March 19, 2013

EVERETT, Wash., February 15, 2013 – Intermec, Inc. (NYSE:IN) announced today that it has filed with the Securities and Exchange Commission definitive proxy materials in connection with the Company’s pending merger agreement with Honeywell International Inc. The mailing of such proxy materials to stockholders is expected to begin this week. As previously announced on December 10, 2012, Intermec entered into a definitive merger agreement whereby Honeywell will acquire Intermec in an all cash transaction for $10.00 per share.

A special meeting of the stockholders of Intermec will be held to consider and vote upon the proposed merger, and is scheduled for March 19, 2013 at 10:00 a.m., Eastern Time, at Morris, Nichols, Arsht & Tunnell LLP, 1201 North Market Street, Wilmington, Delaware 19801. Intermec stockholders of record as of the close of business on January 25, 2013 will be entitled to vote at the special meeting.

The Board of Directors of Intermec, acting upon the unanimous recommendation of the Special Committee composed entirely of independent directors, has approved the transaction and recommends that Intermec stockholders vote “FOR” the adoption of the merger agreement. Intermec is seeking, and the merger agreement requires, adoption by the affirmative vote of a majority of the outstanding shares of the Company’s common stock entitled to vote at the special meeting.

Stockholders are encouraged to read the Company’s definitive proxy materials in their entirety as they provide, among other things, a detailed discussion of the process that led to the proposed merger transaction and the reasons behind the Board of Directors’ recommendation that stockholders vote “FOR” the adoption of the merger agreement.

Stockholders who have questions about the merger, need assistance in submitting their proxy or voting their shares should contact the Company’s proxy solicitor, MacKenzie Partners, Inc., 105 Madison Avenue, New York, NY 10016, 1-800-322-2885, Email: proxy@mackenziepartners.com.

About Intermec

Intermec Inc. (NYSE:IN) develops and integrates products, services and technologies that identify, track and manage supply chain assets and information. Core technologies include rugged mobile computing and data collection systems, voice solutions that increase business performance, bar code printers, label media, and RFID. The Company’s products and services are used by customers in many industries worldwide to improve the productivity, quality and responsiveness of business operations. For more information about Intermec, visit www.intermec.com or call 800-347-2636.

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Important Additional Information about the Merger Transaction

Intermec filed with the Securities and Exchange Commission (“SEC”) a definitive proxy statement in connection with the proposed merger transaction with Honeywell on February 14, 2013. This communication is not a substitute for the definitive proxy statement (including any supplements or amendments thereto) and other documents related to the merger transaction. The definitive proxy statement and any other documents that may be filed with the SEC related to the merger transaction or incorporated by reference into the definitive proxy statement contain important information about Intermec, Honeywell, the merger transaction and related matters. Investors and security holders are urged to carefully read the definitive proxy statement and any other documents that may be filed with the SEC related to the merger transaction or incorporated by reference into the definitive proxy statement. Investors and security holders will be able to obtain free copies of those documents filed with the SEC by Intermec through the website maintained by the SEC at www.sec.gov or by contacting Intermec at (425) 348-2600. In addition, investors and security holders are able to obtain free copies of the documents filed with the SEC at the investor relations tab of Intermec’s website, www.intermec.com, which website is not incorporated herein by reference.

Intermec and its directors and officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from its investors and security holders in connection with the merger transaction. Certain information regarding these persons and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the definitive proxy statement and may be contained in other relevant materials to be filed with the SEC regarding the merger transaction when they become available. Additional information regarding Intermec’s executive officers and directors is included in Intermec’s definitive proxy statement for 2012, which was filed with the SEC on April 12, 2012, and other relevant documents filed with the SEC. You can obtain free copies of these documents from Intermec or the SEC using the contact information above.

Forward-Looking Statements

Statements made in this communication and related statements that express Intermec’s or our management’s intentions, hopes, indications, beliefs, expectations, or predictions of the future, constitute forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995, and relate to matters that are not historical facts. These statements include those regarding the closing of the merger transaction, the expected timing of the merger transaction, the holding of the related stockholders meeting and the potential effects of the merger transaction, including if it does not close.

These statements are not guarantees of future performance or events and are subject to risks, uncertainties and assumptions that could cause actual results or events to vary materially from those indicated in this communication, including: the ability to obtain regulatory approvals of the merger transaction on the proposed terms and schedule; the timing of the stockholders meeting; the failure of Intermec’s stockholders to approve the merger transaction; disruption to our business, including customer, employee and supplier relationships resulting from the merger transaction; litigation relating to the merger transaction; the effect of the merger transaction on pricing, spending, third-party relationships, employee benefits and other matters, and revenues; and other factors described in

Intermec’s reports filed with the SEC, including our annual report for the year ended December 31, 2011 and subsequent quarterly reports, filed with the SEC, which risks and uncertainties are incorporated herein by reference. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Except to the extent required by law, Intermec disclaims any obligation to update any forward-looking statements after the distribution of this communication, whether as a result of new information, future events, changes in assumptions, or otherwise.